EXHIBIT 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Broadview Networks Holdings, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, the undersigned, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

BROADVIEW NETWORKS HOLDINGS, INC.
Dated: November 14, 2007	By:	/s/ Michael K. Robinson
		Name:	Michael K. Robinson
		Title:	Chief Executive Officer and President

Dated: November 14, 2007	By:	/s/ Corey Rinker
		Name:	Corey Rinker
		Title:	Chief Financial Officer, Treasurer and Assistant Secretary

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